UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2013
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 2 - Financial Information
Item 2.02 - Results of Operations and Financial Condition.

On April 26, 2013, ACCO Brands Corporation (the “Company”) announced its earnings results for the quarter ended March 31, 2013. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

The information in this Current Report on Form 8-K under this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report under Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.05 - Costs Associated with Exit or Disposal Activities.

On April 24, 2013, the Company committed to certain cost savings plans related to the consolidation of its operations within Canada and the northeast United States. The plans involve exiting the Company's facility in Brampton, Ontario, Canada during 2013 and relocating activities to other facilities within the Company and outsourcing others.

In connection with these actions, the Company expects to incur pretax charges of approximately $5.5 million in 2013. These will be recorded as a restructuring charge of $4.5 million in the quarter ending June 30, 2013 followed by an additional restructuring charge of $1.0 million in the quarter ending December 31, 2013. The charges are comprised of approximately $4.5 million for employee termination and severance costs and $1.0 million associated with the leasehold facility exit. The $5.5 million in charges will all be cash expenditures. From a cash flow perspective, the Company currently anticipates cash outflows associated with these actions of approximately $1.2 million in 2013 and $4.3 million in 2014.
This project was included as part of the synergy targets communicated in the Company's original S-4 registration statement pertaining to the Mead C&OP acquisition and our synergy targets and the financial impact of this plan was incorporated into the 2013 guidance provided in the Company's April 26, 2013 earnings release.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

99.1    Press Release of the Company dated April 26, 2013.

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “will,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” or similar expressions. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Because actual results may differ from those predicted by such forward-looking statements, you should not place undue reliance on them when deciding whether to buy, sell or hold the Company's securities. Our forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements in the future.
The ultimate results of any restructuring actions depend on a number of factors, including potential changes to the final implementation plan, input of union leadership on the terms of the restructuring, the impact of local regulatory requirements, the time necessary to develop and implement the restructuring plan and other business improvement initiatives, and the level of success achieved through such actions in improving competitiveness, efficiency and effectiveness.
Among the other factors that could affect our results or cause our plans, actions and results to differ materially from current expectations are: the concentration of our business with a relatively limited number of customers, and the impact of a loss or bankruptcy of a major customer or a substantial reduction in orders from a major customer; the further consolidation of the office products industry and further consolidation of our customers; decisions made by our large and sophisticated customers, including decisions to expand the sourcing of their own private label products; decisions by our competitors, including taking advantage of low entry barriers to expand their introduction and production of competing products; decisions made by end-users of our products, such as whether to purchase substitute or alternative products, including electronic versions of our time management and planning products; commercial and consumer spending decisions during periods of economic uncertainty; the continued integration of Mead C&OP with our business, operations and culture, and the ability to realize cost synergies, growth opportunities and other potential benefits of the merger within the time frame currently contemplated; our ability to successfully expand our business in developing and emerging markets; litigation or legal proceedings other than claims, lawsuits and actions incidental to our business; the risks associated with outsourcing production of certain of our products to suppliers in China and other Asia-Pacific countries; the development, introduction and acceptance of new products in the office and school products markets, and the decline in the use of paper-based dated time management and productivity tools; material disruptions at one of our or our suppliers' major manufacturing or distribution facilities; material failure, inadequacy or interruption of our information technology systems; the risks associated with seasonality; foreign currency and interest rate fluctuations; our ability to secure, protect and maintain rights to intellectual property; retention of key employees; risks associated with our substantial indebtedness; and other risks and uncertainties described under “Part I, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012, and in other reports we file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	April 26, 2013	By:	/s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

99.1        Press release dated April 26, 2013.